Exhibit 10.24

SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT

AGREEMENT DATED DECEMBER 22, 2003, AMONG ROYSTER-CLARK, INC.,

CERTAIN SUBSIDIARIES OF ROYSTER-CLARK, INC., VARIOUS FINANCIAL

INSTITUTIONS, U.S. BANK NATIONAL ASSOCIATION, as the Administrative Agent, and a

Collateral Agent, and THE CIT GROUP/BUSINESS CREDIT, INC., as a Collateral Agent,

and

SUPPLEMENT AMENDING THE BORROWER PLEDGE AND SECURITY AGREEMENT,

THE SUBSIDIARY GUARANTY AND THE SUBSIDIARY PLEDGE AND SECURITY

AGREEMENT

This Second Amendment to Amended and Restated Revolving Credit Agreement and Supplement Amending the Borrower Pledge and Security Agreement, the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement (collectively, this “Amendment”) is made as of February 3, 2005 between Royster-Clark, Inc. a Delaware corporation (hereinafter referred to as “Borrower”), Royster-Clark Resources LLC, a Delaware limited liability company, Royster-Clark Agribusiness, Inc. (f/k/a IMC AgriBusiness, Inc.), a Delaware corporation, Royster-Clark Nitrogen, Inc. (f/k/a IMC Nitrogen Company), a Delaware corporation, (individually a “Co-Borrower” and collectively, the “Co-Borrowers”), and the various financial institutions signatory hereto (being all of the Lenders).

RECITAL

Borrower has agreed to sell 100% of the capital stock of the Co-Borrower, Royster-Clark Nitrogen, Inc. (“RCN”) to Rentech Development Corporation for a price of approximately $63,000,000 with $50,000,000 fixed and approximately $13,000,000 to be adjusted dollar for dollar based on the level of working capital at RCN at closing. Proceeds from the sale of the plant ($50,000,000) will be tendered to the holders of the First Mortgage Notes in respect of mortgages to be released pursuant to the terms of the indenture underlying the First Mortgage Notes. After deduction of prepayment penalties and transaction expenses this tender is expected to result in reduction of indebtedness to the holders of the First Mortgage Notes of approximately $41,000,000. The remainder of the proceeds (the amount determined by the working capital delivered along with the plant) will be applied to the Revolving Loan and, being greater than the Collateral delivered to the buyer, will result in an immediate increase of availability. The current Revolving Loan Commitment Amount ($225,000,000) is not expected to be changed as a result of this transaction. The transaction described in this paragraph is referred to herein as the “RCN Sale”.

With respect to the Amended and Restated Revolving Credit Agreement between Borrower, the Co-Borrowers and the Lenders dated December 22, 2003 (as amended, replaced, restated and/or supplemented from time to time, the “Credit Agreement”) and other Loan Documents, Borrower and the Co-Borrowers have requested that the Lenders amend and modify the Credit Agreement and other Loan Documents to reflect certain terms of the RCN Sale, Borrower and the Co-Borrowers have requested that the Lenders waive compliance with certain covenants under the Credit Agreement and other Loan Documents relating to the RCN Sale,

Borrower and the Co-Borrowers have requested that the Lenders consent to the release of RCN as a Co-Borrower in accordance with the Credit Agreement, as a Guarantor under the Subsidiary Guaranty, and as a Grantor under the Subsidiary, Pledge and Security Agreement, and the Lenders are willing to do these things on the terms and conditions herein contained. Except as defined herein, all capitalized terms used in this Amendment shall have meaning assigned to them in the Credit Agreement and other Loan Documents.

NOW THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Amendment and of any loans or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower and the Co-Borrowers by the Lenders, Borrower, the Co-Borrowers and the Lenders agree as follows:

1. Notwithstanding the terms of any such Loan Document to the contrary, the parties acknowledge and agree that RCN is hereby released as a Co-Borrower under the Credit Agreement, under each Revolving Note, under the Swing Line Note and under the Agent’s Fee Letter. RCN agrees that it shall have no further rights to any Credit Extensions under the Credit Agreement or any Loan Documents.

2. Section 1.1 of the Credit Agreement, Definitions And Accounting Terms, shall be amended by adding, relocating or amending the following definitions, as the case may be, to read in full as follows:

“Revolving Note” means a promissory note of the Borrower and the Co-Borrowers payable to any Lender, substantially in the form of Exhibit A-1-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time in accordance with the terms hereof and thereof), evidencing the aggregate Indebtedness of the Borrower and the Co-Borrowers to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

“Swing Line Note” means a promissory note of the Borrower and the Co-Borrowers payable to the Swing Line Lender, in substantially the form of Exhibit A-2-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower and the Co-Borrowers to the Swing Line Lender resulting from outstanding Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

3. Notwithstanding the definition of “Change in Control” as such term appears in Section 1.1 of the Credit Agreement, the parties acknowledge and agree that the sale of RCN by Borrower under the terms of the RCN Sale shall not be treated as a Change in Control under the Credit Agreement.

4. Notwithstanding the terms of Section 7.2.9 of the Credit Agreement, Asset Dispositions, etc, the parties acknowledge and agree that sale of RCN by Borrower under the terms of the RCN Sale shall not be treated as Disposition which violates Section 7.2.9 of the Credit Agreement.

5. Notwithstanding the terms of Section 7.2.15 of the Credit Agreement, Prepayment of the First Mortgage Notes, the parties acknowledge and agree that prepayment of the First Mortgage Notes by Borrower in an amount up to $50,000,000 from the proceeds of the RCN Sale shall not be treated as a prepayment of the First Mortgage Notes which violates Section 7.2.15 of the Credit Agreement.

6. To avoid uncertainty and notwithstanding the terms of subsection (d) of Section 3.1.1 of the Credit Agreement, Repayments and Prepayments, the parties acknowledge and agree that payment by Borrower to Lenders of approximately $10,000,000 of the proceeds from the RCN Sale shall satisfy the requirements of subsection (d) of Section 3.1.1 of the Credit Agreement.

7. Notwithstanding any terms of the Credit Agreement or any terms of the Subsidiary Guaranty to the contrary, the parties acknowledge and agree that RCN is hereby fully and finally released as a Guarantor under the Subsidiary Guaranty.

8. Notwithstanding any terms of the Credit Agreement or any terms of the Borrower Pledge and Security Agreement to the contrary, the parties acknowledge and agree that the Capital Stock of RCN and the Intercompany Notes made by RCN to Borrower are hereby fully and finally released as Collateral (as the term is defined in the Borrower Pledge and Security Agreement) under the terms of the Borrower Pledge and Security Agreement.

9. Notwithstanding any terms of the Credit Agreement or any terms of the Subsidiary, Pledge and Security Agreement to the contrary, the parties acknowledge and agree that RCN is hereby fully and finally released as Grantor under the Subsidiary, Pledge and Security Agreement and any Collateral (as the term is defined in the Subsidiary, Pledge and Security Agreement) owned by RCN and the Intercompany Notes made by RCN to other Co-Borrowers are hereby fully and finally released under the terms of the Subsidiary, Pledge and Security Agreement.

10. RCN hereby fully and finally releases any and all rights, title or interest RCN has in any Intercompany Notes made to RCN by Borrower or any other Co-Borrower.

11. By execution of this Amendment, the Lenders hereby empower and direct the Agent, on behalf of the Lenders, to execute, deliver, file and record any and all documents reasonably required to complete the RCN Sale.

12. This Amendment shall be effective conditioned upon (i) execution and delivery to the Agent of this Amendment by the Borrower, the Co-Borrowers and all of the Lenders, (ii) execution and delivery to the Agent of an Opinion of Counsel by Borrower’s Counsel, a Certificate of an Authorized Officer of the Borrower or a combination thereof, in form and substance reasonably acceptable to the Agent, that the RCN Sale is being made in accordance with the First Mortgage Note Documents and that legal requirements related to the RCN Sale are being satisfied, and (iii) a Certificate of an Authorized Officer of the Borrower, in form and substance reasonably acceptable to the Agent, that all conditions to the RCN Sale becoming effective have been satisfied.

13. Notwithstanding the terms of this Amendment, it is expressly understood and agreed that the Agent and the Lenders shall have the right at all times hereafter to require strict performance by Borrower and the Co-Borrowers of all terms of the Credit Agreement or any other Loan Document, that the Agent and the Lenders do not waive, affect or diminish any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document except as expressly set forth herein and that except as expressly set forth herein, the Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with their respective terms.

14. To induce the Agent, the Collateral Agents, and the Lenders to enter into this Amendment, Borrower and the Co-Borrowers acknowledge and agree that they have no actual or potential claim or cause of action against the Agent, the Collateral Agents and the Lenders relating to any Loan Documents or any actions or events occurring on or before the date hereof. Borrower and the Co-Borrowers waive and release any right to assert same.

13. The parties hereto agree that this Amendment shall be an integral part of the Credit Agreement and other Loan Documents, and that all of the terms set forth therein are hereby incorporated in this Amendment by reference, and that all terms of this Amendment are hereby incorporated into said Credit Agreement and other Loan Documents, as if made an original part thereof. All of the terms and conditions of the Credit Agreement and other Loan Documents, which are not modified in this Amendment, shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Credit Agreement and other Loan Documents, the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first hereinabove written.

BORROWER:

ROYSTER-CLARK, INC., Borrower
1251 Avenue of the Americas
9th Floor, Suite 900
New York, New York 10020

By	/s/ Paul M. Murphy
Paul M. Murphy
Its	Chief Financial Officer

CO-BORROWERS:

ROYSTER-CLARK RESOURCES LLC

By	/s/ Paul M. Murphy
Paul M. Murphy
Its	Chief Financial Officer

{Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement and Supplement Amending the Borrower Pledge and Security Agreement, the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement dated as of February 3, 2005}

ROYSTER-CLARK AGRIBUSINESS, INC.
(f/k/a IMC AgriBusiness, Inc.)

By	/s/ Paul M. Murphy
Paul M. Murphy
Its	Chief Financial Officer

ROYSTER-CLARK NITROGEN, INC.
(f/k/a IMC Nitrogen Company)

By	/s/ Paul M. Murphy
Paul M. Murphy
Its	Chief Financial Officer

LENDERS:

U.S. BANK NATIONAL ASSOCIATION, as Agent, as Collateral Agent and as a Lender
950 17th Street, Suite 350
Denver, Colorado 80202

By	/s/ Alan V. Schuler
Alan V. Schuler
Its	Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as Collateral Agent and as a
Lender
1211 Avenue of the Americas
New York, New York 10036

By	/s/ Mark Cuccinello
Mark Cuccinello
Its	Assistant Vice President

FLEET CAPITAL CORPORATION
335 Madison Avenue, 6th Floor
New York, New York 10017

By	/s/ Suzanne Cozine
Suzanne Cozine
Its	Vice President

{Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement and Supplement Amending the Borrower Pledge and Security Agreement, the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement dated as of February 3, 2005}

UBS AG, STAMFORD BRANCH
677 Washington Blvd.
Stamford, Connecticut 06902

By	/s/ Wilfred V. Saint
Wilfred V. Saint
Its	Director

By	/s/ Barbara Ezell-McMichael
Barbara Ezell-McMichael
Its	Associate Director

CONGRESS FINANCIAL CORPORATION
1133 Avenue of Americas, 29th Floor
New York, New York 10036-6710

By	/s/ David Hill
David Hill
Its	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION
One PNC Plaza-6th Floor
249 5th Avenue
Pittsburgh, Pennsylvania 15222

By	/s/ Peter Redington
Peter Redington
Its	Assistant Vice President

MERRILL LYNCH CAPITAL, A
DIVISION OF MERRILL LYNCH
BUSINESS FINANCIAL SERVICES INC.
225 Liberty Street, 5th Floor
New York, New York 10281

By	/s/ James M. Betz
James M. Betz
Its	Vice President

WEBSTER BUSINESS CREDIT
CORPORATION (f/k/a Whitehall Business
Credit Corporation)
One State Street, 7th Floor
New York, New York 10004

By	/s/ Alan F. McKay
Alan F. McKay
Its	Vice President

{Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement and Supplement Amending the Borrower Pledge and Security Agreement, the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement dated as of February 3, 2005}

Exhibit A-1-3 (Form of Revolving Note)

REVOLVING NOTE

$	December 22, 2003

FOR VALUE RECEIVED, ROYSTER-CLARK, INC., a Delaware corporation (the “Borrower”), ROYSTER-CLARK RESOURCES, LLC, a Delaware limited liability company, and ROYSTER-CLARK AGRIBUSINESS, INC. (f/k/a IMC AgriBusiness, Inc.), a Delaware corporation, (individually a “Co-Borrower” and collectively, the “Co-Borrower’s”), promise to pay to the order of                                 , (the “Lender”) on the Stated Maturity Date, the principal sum of                      DOLLARS ($                ) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Amended and Restated Revolving Credit Agreement, dated as of December 22, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions (including the Lender) as are or may become parties thereto and the Agent named therein. Terms used in this Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The Borrower and each Co-Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement. This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower and the Co-Borrowers are permitted and required to make prepayments and repayments of principal and the Indebtedness evidenced by this Note and on which the principal amount of and interest on such Indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS REVOLVING NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING THE LAW OF CONFLICTS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

ROYSTER-CLARK, INC.	ROYSTER-CLARK RESOURCES, LLC

By	By
Its	Its

ROYSTER-CLARK AGRIBUSINESS, INC.
(f/k/a IMC AgriBusiness, Inc.)

By
Its

Exhibit A-2 (Form of Swing Line Note)

SWING LINE NOTE

$25,000,000	December 22, 2003

FOR VALUE RECEIVED, ROYSTER-CLARK, INC., a Delaware corporation (the “Borrower”), ROYSTER-CLARK RESOURCES, LLC, a Delaware limited liability company, and ROYSTER-CLARK AGRIBUSINESS, INC. (f/k/a IMC AgriBusiness, Inc.), a Delaware corporation, (individually a “Co-Borrower” and collectively, the “Co-Borrower’s”), promise to pay to the order of,                                                   (the “Swing Line Lender”) on the Stated Maturity Date, the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000) or, if less, the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender pursuant to the Amended and Restated Revolving Credit Agreement, dated as of December 22, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the various financial institutions (including the Swing Line Lender) as are or may become parties thereto and the Agent named therein. Terms used in this Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The Borrower and each Co-Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates and on the dates specified in the Credit Agreement. Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Agent pursuant to the Credit Agreement. This Note is the Swing Line Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower and the Co-Borrowers are permitted and required to make prepayments and repayments of principal and the Indebtedness evidenced by this Note and on which the principal amount of and interest on such Indebtedness may be declared to be immediately due and payable.

All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

THIS SWING LINE NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING THE LAW OF CONFLICTS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

ROYSTER-CLARK, INC.	ROYSTER-CLARK RESOURCES, LLC

By	By
Its	Its

ROYSTER-CLARK AGRIBUSINESS, INC.
(f/k/a IMC AgriBusiness, Inc.)

By
Its